                        Transamerica Income Shares, Inc.

                                 ANNUAL REPORT

                                 MARCH 31, 2003

                 (TRANSAMERICA INVESTMENT MANAGEMENT, LLC LOGO)

REPORT TO SHAREHOLDERS:

During the first half of the year ended March 31, 2003, the U.S. corporate bond market was swamped by high-profile bankruptcies and a crisis in corporate credibility. Added to this was a trend toward more stringent lending standards that made capital harder for businesses to come by. During this period, only the highest-credit quality, most defensive corporate issuers found favor with investors. The types of bonds we favor, undervalued or misunderstood bonds with improving credit profiles and above-average potential for capital appreciation, lagged under the weight of investor caution.

Later, with the corporate credibility crisis waning, confidence in the economy rising and interest rates falling, market conditions improved. Investors sifting through the debris left by the earlier storm found pockets of value among lesser-quality bonds, which came roaring back to life. After underperforming in the first half of the year, the fund bounced back, ending the 12-month period with a total return of 1.27% based upon market price with distributions reinvested.

The fund's quick recovery can be attributed to the general rebound among lesser-quality corporate bonds. It also was due to our intense focus on characteristics important to corporate survival in a capital-constrained environment: ample liquidity, hard assets and free cash flow. By mid-fiscal year, we had sold securities of companies that lacked these strengths and replaced them with a sizable number of attractively priced debentures from issuers in the Printing & Publishing, Business Services, Telecommunications and Electric Services sectors with solid or improving balance sheets. Among them were News America Holdings, Clear Channel Communications, Inc., Sprint Capital Corporation, and FirstEnergy Corp. Our faith in these companies was rewarded in the second half of the year, when each was a strong contributor to results.

At this juncture, we continue to focus on sound but underappreciated, higher-yielding bonds with capital ap-preciation potential. We anticipate a modest economic recovery that should favor this market subsector.

Although war in the Middle East overshadowed economic fundamentals and crimped consumer confidence in early 2003, we expect that first-quarter economic growth will be positive. Consumer spending proved reasonably resilient, and a moderate increase in unemployment was offset by historically low mortgages rates that stimulated strong housing sales. Going forward, the situation should improve as consumers and businesses receive support from a federal tax-cut program, a weaker U.S. dollar, and lower oil prices once the war in Iraq is concluded. With the end of war, business and consumer confidence should improve as well. Finally, if needed, the Federal Reserve can stimulate the economy by lowering interest rates again. We expect that the types of businesses we hold in Transamerica Income Shares, Inc. should benefit from the stronger economic conditions that may result.

/s/ Heidi Y. Hu
Heidi Y. Hu
Portfolio Manager

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
AT MARCH 31, 2003

                            PRINCIPAL       MARKET
                             AMOUNT         VALUE
---------------------------------------------------------
CORPORATE DEBT SECURITIES -- (93.7%)
AIR TRANSPORTATION -- (0.7%)
Delta Air Lines, Inc.
  9.75%, due 05/15/2021    $ 2,000,000   $    950,000
---------------------------------------------------------
AMUSEMENT & RECREATION SERVICES -- (2.5%)
MGM MIRAGE
  6.75%, due 08/01/2007      3,500,000      3,587,500
---------------------------------------------------------
AUTOMOTIVE -- (2.9%)
General Motors Corporation
  9.40%, due 07/15/2021      3,750,000      4,137,518
---------------------------------------------------------
BUSINESS CREDIT INSTITUTIONS -- (2.5%)
Boeing Capital Corporation (a)
  6.50%, due 02/15/2012      3,500,000      3,625,293
---------------------------------------------------------
BUSINESS SERVICES -- (4.4%)
Clear Channel Communications, Inc.
  7.25%, due 09/15/2003      3,200,000      3,267,875
International Lease
  Finance Corporation
  (a)
  5.63%, due 06/01/2007      3,000,000      3,146,688
                                         ------------
                                            6,414,563
                                         ------------
---------------------------------------------------------
COMMERCIAL BANKS -- (3.9%)
HSBC Capital Funding LP -- 144A (b) (d)
  10.18%, due 12/31/2049     4,000,000      5,704,539
---------------------------------------------------------
COMMUNICATION -- (2.6%)
Echostar DBS Corporation
  9.38%, due 02/01/2009      3,500,000      3,727,500
---------------------------------------------------------
DEPARTMENT STORES -- (3.5%)
Dillard's, Inc.
  6.88%, due 06/01/2005      1,900,000      1,909,500
J.C. Penney Company,
  Inc.
  8.00%, due 03/01/2010      3,000,000      3,105,000
                                         ------------
                                            5,014,500
                                         ------------
---------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
AT MARCH 31, 2003

                            PRINCIPAL       MARKET
                             AMOUNT         VALUE
---------------------------------------------------------
ELECTRIC SERVICES -- (6.1%)
AEP Texas Central Co. -- 144A (b)
  6.65%, due 02/15/2033    $ 2,000,000   $  2,074,548
FirstEnergy Corp.
  6.45%, due 11/15/2011      3,500,000      3,700,158
TXU Energy Company
  LLC -- 144A (b)
  7.00%, due 03/15/2013      3,000,000      3,059,433
                                         ------------
                                            8,834,139
                                         ------------
---------------------------------------------------------
ELECTRIC, GAS & SANITARY SERVICES -- (2.1%)
NiSource Finance Corporation
  6.15%, due 03/01/2013      3,000,000      3,120,186
---------------------------------------------------------
FOOD STORES -- (3.5%)
Delhaize America, Inc. (a)
  8.13%, due 04/15/2011      2,500,000      2,537,500
Stater Bros. Holdings Inc.
  10.75%, due 08/15/2006     2,550,000      2,601,000
                                         ------------
                                            5,138,500
                                         ------------
---------------------------------------------------------
GAS PRODUCTION & DISTRIBUTION -- (1.1%)
Northwest Pipeline Corporation
  9.00%, due 08/01/2022      2,000,000      1,585,000
---------------------------------------------------------
HEALTH SERVICES -- (2.9%)
HCA Inc.
  7.88%, due 02/01/2011      3,700,000      4,142,024
---------------------------------------------------------
HOLDING & OTHER INVESTMENT OFFICES -- (2.4%)
EOP Operating Limited Partnership
  8.38%, due 03/15/2006      3,000,000      3,412,833
---------------------------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT -- (0.9%)
Caterpillar Inc.
  9.38%, due 03/15/2021      1,000,000      1,373,254
---------------------------------------------------------
INSTRUMENTS & RELATED PRODUCTS -- (2.0%)
Raytheon Company
  6.50%, due 07/15/2005      2,750,000      2,956,256
---------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
AT MARCH 31, 2003

                            PRINCIPAL       MARKET
                             AMOUNT         VALUE
---------------------------------------------------------
INSURANCE -- (3.2%)
ACE Capital Trust II
  9.70%, due 04/01/2030    $ 4,000,000   $  4,713,420
---------------------------------------------------------
LUMBER & WOOD PRODUCTS -- (2.3%)
Nexfor Inc.
  8.13%, due 03/20/2008      3,000,000      3,387,738
---------------------------------------------------------
MOTION PICTURES -- (3.7%)
AOL Time Warner Inc. (a)
  9.13%, due 01/15/2013      4,500,000      5,307,620
---------------------------------------------------------
OIL & GAS EXTRACTION -- (6.6%)
Nexen Inc.
  7.88%, due 03/15/2032      2,750,000      3,062,224
Occidental Petroleum Corporation
  10.13%, due 09/15/2009       500,000        657,363
Pemex Finance Ltd.
  9.03%, due 02/15/2011      4,900,000      5,867,847
                                         ------------
                                            9,587,434
                                         ------------
---------------------------------------------------------
PAPER & ALLIED PRODUCTS -- (1.5%)
Abitibi-Consolidated Inc.
  8.85%, due 08/01/2030      2,000,000      2,109,230
---------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS -- (3.4%)
ERAC USA Finance Company -- 144A (b)
  8.25%, due 05/01/2005      4,500,000      4,918,856
---------------------------------------------------------
PETROLEUM REFINING -- (1.5%)
Premcor Refining Group, Inc. (The) -- 144A (b)
  9.25%, due 02/01/2010      2,000,000      2,130,000
---------------------------------------------------------
PRINTING & PUBLISHING -- (6.9%)
Belo Corp.
  8.00%, due 11/01/2008      4,200,000      4,941,896
News America Holdings
  9.25%, due 02/01/2013      3,985,000      5,059,946
                                         ------------
                                           10,001,842
                                         ------------
---------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
AT MARCH 31, 2003

                            PRINCIPAL       MARKET
                             AMOUNT         VALUE
---------------------------------------------------------
RADIO & TELEVISION BROADCASTING -- (1.8%)
USA Interactive
  7.00%, due 01/15/2013    $ 2,500,000   $  2,663,390
---------------------------------------------------------
RAILROADS -- (3.5%)
Burlington Northern Santa Fe Corporation
  9.25%, due 10/01/2006      1,000,000      1,161,100
Kansas City Southern
  9.50%, due 10/01/2008      3,500,000      3,902,500
                                         ------------
                                            5,063,600
                                         ------------
---------------------------------------------------------
REAL ESTATE -- (2.1%)
Simon Property Group, L.P. -- 144A (b)
  6.75%, due 11/15/2003      3,000,000      3,079,116
---------------------------------------------------------
RESTAURANTS -- (3.0%)
YUM! Brands, Inc. (a)
  7.70%, due 07/01/2012      4,000,000      4,320,000
---------------------------------------------------------
STONE, CLAY & GLASS PRODUCTS -- (3.3%)
Cemex, SA de CV
  9.63%, due 10/01/2009      4,250,000      4,845,000
---------------------------------------------------------
TELECOMMUNICATIONS -- (6.9%)
AT&T Corp. (a)
  7.00%, due 11/15/2006      4,000,000      4,276,260
AT&T Wireless Services, Inc.
  8.13%, due 05/01/2012      2,500,000      2,829,525
Sprint Capital Corporation (a)
  5.88%, due 05/01/2004      3,000,000      3,060,000
                                         ------------
                                           10,165,785
                                         ------------
---------------------------------------------------------
Total Corporate Debt Securities
  (cost: $126,947,386)                    136,016,636
                                         ----------------
---------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
AT MARCH 31, 2003

                           NUMBER OF
                             SHARES      MARKET VALUE
---------------------------------------------------------
PREFERRED STOCKS -- (5.2%)
TELECOMMUNICATIONS
Centaur Funding
  Corp. -- 144A (b) (c)          6,750   $  7,500,573
                                         ------------
  (cost: $6,844,146)
                                           COLLATERAL
                             PRINCIPAL         MARKET
                                AMOUNT          VALUE
---------------------------------------------------------
SECURITIES LENDING COLLATERAL -- (8.3%)
MONEY MARKET FUND -- (4.8%)
Merrimac Cash Fund --
  Premium Class
  1-day yield of 1.26%    $  7,000,000   $  7,000,000
EURO DOLLAR TERM --
  (3.5%)
Bank of Montreal
  1-day yield of 1.25%       5,036,880      5,036,880
                                         ------------
TOTAL SECURITIES LENDING COLLATERAL
  (cost: $12,036,880)                      12,036,880
                                         ------------
TOTAL INVESTMENT SECURITIES
  (cost: $145,828,412)
    (d)                                  $155,554,089
                                         ============
---------------------------------------------------------
SUMMARY:
Investments, at market
  value -- 107.2%                        $155,554,089
Liabilities in excess
  of other assets --
  (7.2)%                                  (10,404,828)
                                         ------------
Net assets -- 100.0%                     $145,149,261
                                         ============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At March 31, 2003, all or a portion of this security is on loan (see Note
    1B). The market value at March 31, 2003 of all securities on loan is $11,757,078.

(b) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transac-

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
AT MARCH 31, 2003

    tions exempt from registration, normally to qualified institutional buyers.

(c) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(d) Aggregate cost for Federal tax purposes is $146,035,850. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,922,880 and $1,404,641, respectively. Net unrealized appreciation for tax purposes is $9,518,239.

The notes to the financial statements are an integral part of this report.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS:
Investment securities, at market value
  (cost $145,828,412) -- including
  $11,757,078 of securities on loan          $155,554,089
Cash                                              152,250
Receivables:
  Interest                                      2,554,384
Other                                                 377
                                             ------------
                                              158,261,100
                                             ------------
LIABILITIES:
Account payables and accrued liabilities:
  Management and advisory fees                     67,268
  Income dividends declared                       947,816
  Payable for securities on loan               12,036,880
Other                                              59,875
                                             ------------
                                               13,111,839
                                             ------------
NET ASSETS applicable to 6,318,771 capital
  shares outstanding, $1.00 par value
  (authorized 20,000,000 shares)             $145,149,261
                                             ============
NET ASSET VALUE PER SHARE                    $      22.97
                                             ============
NET ASSETS CONSIST OF:
Paid-in-capital                              $142,200,593
Undistributed net investment income               786,839
Accumulated net realized loss on
  investments                                  (7,563,848)
Net unrealized appreciation on investments      9,725,677
                                             ------------
NET ASSETS                                   $145,149,261
                                             ============

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME:
Interest                                       $10,625,694
Dividends                                          634,150
Income from loaned securities -- net                 1,469
                                               -----------
                                                11,261,313
                                               -----------
EXPENSES:
Management and advisory fees                       706,127
Transfer agent fees and expenses                    75,819
Custody and accounting fees and expenses            19,250
Administration expenses                             26,459
Directors' fees and expenses                        20,347
Professional fees                                   71,386
Other                                              108,648
                                               -----------
                                                 1,028,036
                                               -----------
NET INVESTMENT INCOME                           10,233,277
                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments                (7,503,800)
Net unrealized appreciation on investments       7,877,937
                                               -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS                                      374,137
                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   $10,607,414
                                               ===========

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31,

                                     2003           2002
                                 ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
Net investment income            $ 10,233,277   $ 10,941,492
Net realized gain (loss) on
  investments                      (7,503,800)     2,630,193
Net unrealized appreciation
  (depreciation) on investments     7,877,937     (5,074,939)
                                 ------------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS        10,607,414      8,496,746
                                 ------------   ------------
DIVIDENDS/DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income             (11,373,788)   (11,373,788)
Net realized gains                   (570,901)    (3,402,114)
                                 ------------   ------------
Net decrease in net assets
  resulting from distributions    (11,944,689)   (14,775,902)
                                 ------------   ------------
Net decrease in net assets         (1,337,275)    (6,279,156)
                                 ------------   ------------
NET ASSETS:
Beginning of year                 146,486,536    152,765,692
                                 ------------   ------------
End of year                      $145,149,261   $146,486,536
                                 ============   ============
UNDISTRIBUTED NET INVESTMENT
  INCOME:                        $    786,839   $    771,704
                                 ============   ============

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                YEAR ENDED MARCH 31,
                                ----------------------------------------------------
                                  2003       2002       2001       2000       1999
------------------------------------------------------------------------------------
NET ASSET VALUE

Beginning of year               $  23.18   $  24.18   $  23.54   $  25.01   $  25.31
                                --------   --------   --------   --------   --------
OPERATIONS:
Net investment income(1)            1.62       1.73       1.88       1.93       1.89
Net realized and unrealized
 gain (loss)                        0.06      (0.39)      0.65      (1.48)     (0.19)
                                --------   --------   --------   --------   --------
Total from investment
 operations                         1.68       1.34       2.53       0.45       1.70
                                --------   --------   --------   --------   --------
DIVIDENDS/DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income              (1.80)     (1.80)     (1.89)     (1.91)     (1.88)
Net realized gains                 (0.09)     (0.54)        --      (0.01)     (0.12)
                                --------   --------   --------   --------   --------
Total dividends/distributions      (1.89)     (2.34)     (1.89)     (1.92)     (2.00)
                                --------   --------   --------   --------   --------
NET ASSET VALUE
End of year                     $  22.97   $  23.18   $  24.18   $  23.54   $  25.01
                                ========   ========   ========   ========   ========
MARKET VALUE PER SHARE
End of year                     $ 24.120   $ 25.700   $ 24.900   $ 21.563   $ 25.188
                                ========   ========   ========   ========   ========
TOTAL RETURN(2)                     1.27%     12.86%     25.03%     (7.01)%     4.44%
RATIOS AND SUPPLEMENTAL DATA:
Expenses to average net assets      0.73%      0.65%      0.64%      0.64%      0.63%
Net investment income               7.25%      7.19%      8.04%      8.02%      7.45%
Portfolio turnover                    76%        54%       122%        64%        33%
Net assets, end of year (in
 thousands)                     $145,149   $146,487   $152,766   $148,772   $158,031
                                ========   ========   ========   ========   ========

The number of shares outstanding at the end of each period was 6,318,771.

(1) If the company had not adopted the amortization provision of the AICPA Guide for Investment Companies, net investment income per share would have been $1.83 for the year ended March 31, 2002.
(2) Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Fund consistently followed the following accounting principles generally accepted in the United States in the preparation of its financial statements:

(A) Valuation of Securities -- Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by commercial pricing services or broker-dealer supplied quotations; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Directors and the Fund's Valuation Committee, determine in good faith.

(B) Securities Lending -- The Fund may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, Investors Bank & Trust Company ("IBT"), as lending agent to administer its securities lending program. IBT earns a portion of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against risk the borrower will default on the loan, and records an asset for the cash/invested collateral and a liability for the

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2003

return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1,000), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT indemnifies the Fund by purchasing replacement securities for the Fund as its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

(C) Securities Transactions and related Investment Income -- Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2003

(D) Federal Income Taxes -- No provisions for Federal income or excise taxes have been made as the Fund intends to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

(E) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(F) Dividends and Distributions -- Dividends from net investment income are declared and paid monthly. Dividends and distributions paid by the Company are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income, expenses and gains on various investment securities held by the Fund and timing differences. Permanent items identified in the year ended March 31, 2003, have been reclassified among the components of net assets as follows: a decrease in paid in capital by $1,039,579, an increase in undistributed net investment income by $1,155,646, and a decrease of accumulated net realized gains by $116,067.

The character of distributions paid to shareholders during 2003 and 2002 were as follows:

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2003

                                     2002          2003
                                  -----------   -----------
Ordinary Income.................  $11,373,788   $11,373,788
Long-Term Capital Gain..........    3,402,114       570,901
                                  -----------   -----------
  Total.........................  $14,775,902   $11,944,689
                                  ===========   ===========

As of March 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income................      786,839
Undistributed Long-Term Gain.................            0
Capital Loss Carryforward*...................   (7,563,848)
Unrealized Appreciation**....................    9,518,239
Total Accumulated Earnings...................    2,741,230

 * The Capital Loss Carryforward as of March 31, 2003, is available to offset future realized capital gains through March 31, 2011.
** Differences between book basis and tax basis unrealized appreciation is attributable primarily to the difference between book and tax amortization method for premium and market discount.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Fund has entered into a Management and Investment Advisory Agreement with AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), which is a direct, wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio, which is wholly-owned by AUSA Life Insurance Company ("AUSA"), a stock life insurance company. AUSA is a wholly-owned subsidiary of Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc., a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation. Transamerica Investment Management, L.L.C. ("Transamerica") serves as sub-adviser to the Fund. Transamerica is an indirect wholly owned subsidiary of AEGON N.V.

For its services to the Fund, the Adviser receives a fee of 0.50% of the average daily net assets of the Fund. This fee is paid to the Adviser monthly. The Adviser has agreed

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2003

to reimburse the Fund if the Fund's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Fund up to $30 million and 1.00% of the average net assets of the Fund in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 2003.

As of March 31, 2003, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Fund; however, they receive no compensation from the Fund.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $105,961,420 and $106,399,968, respectively, for the year ended March 31, 2003.

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Company"), including the schedule of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in this United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

          /s/ Ernst & Young LLP

Los Angeles, California
April 25, 2003

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Company's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Company through participation in the Automatic Reinvestment Plan. Under the Plan, Mellon Investor services, as Transfer Agent (the "Transfer Agent"), automatically invests dividends and other distributions in shares of the fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Transfer Agent for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Transfer Agent is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Transfer Agent charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the Transfer Agent:

Mellon Investor Services
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541

DIRECTORS AND OFFICERS (UNAUDITED)

The Directors and Officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years.

                                              PRINCIPAL
                                              OCCUPATION(S)
NAME, ADDRESS & DATE                          OR EMPLOYMENT
OF BIRTH ("DOB")           POSITION HELD      IN THE PAST 5 YEARS
----------------------------------------------------------------------
Peter R. Brown              Vice Chairman     Vice Chairman and
11180 6th Street East                         Director,
Treasure Island,                              AEGON/Transamerica
FL 33706                                      Series Fund, Inc. (ATSF)
(DOB 5/10/28)                                 (1986-present); Director
                                              of Transamerica Index
                                              Funds, Inc.
                                              (2002-present); Vice
                                              Chairman and Trustee,
                                              IDEX Mutual Funds (IDEX)
                                              (1986-present); Vice
                                              Chairman and Manager,
                                              Transamerica
                                              Occidental's Separate
                                              Account Fund B (Fund B)
                                              (2002-present); Chairman
                                              of the Board, Peter
                                              Brown Construction
                                              Company (1963-2000);
                                              Rear Admiral (Ret.) U.S.
                                              Navy Reserve, Civil
                                              Engineer Corps.


Daniel Calabria             Director          Trustee, IDEX (1996-
7068 S. Shore Drive S.                        present); Director, ATSF
South Pasadena,                               (June 2001-present);
FL 33707                                      Manager, Fund B
(DOB 3/5/36)                                  (2002-present); Trustee,
                                              Florida Tax Free Funds
                                              (1993-present);
                                              President (1993-1995).

                                              PRINCIPAL
                                              OCCUPATION(S)
NAME, ADDRESS & DATE                          OR EMPLOYMENT
OF BIRTH ("DOB")           POSITION HELD      IN THE PAST 5 YEARS
----------------------------------------------------------------------


Janice B. Case              Director          Director, ATSF (2001-
205 Palm Island NW                            present); Trustee, IDEX
Clearwater,                                   (2002-present); Manager,
FL 33767                                      Fund B (2002-present);
(DOB 9/27/52)                                 Senior Vice President
                                              (1996-2000), Vice
                                              President (1990-1996)
                                              and Director of Customer
                                              Service & Marketing
                                              (1987-1990), Florida
                                              Power Corp.; Director,
                                              Central Vermont Public
                                              Service Co. (Audit
                                              Committee); Director
                                              Western Electricity
                                              Coordinating Council
                                              (Chairman, Human
                                              Resources and
                                              Compensation Committee).


Charles C. Harris           Director          Director, ATSF (1986-
2 Seaside Lane # 304                          present); Trustee, IDEX
Belleair,                                     (March 1994-present);
FL 33756                                      Manager, Fund B
(DOB 1/15/30)                                 (2002-present).


Leo J. Hill                 Director          Trustee, IDEX (2002-
2201 N. Main St.                              present); Manager, Fund
Gainesville,                                  B (2002-present); Owner
FL 32609                                      & President, Prestige
(DOB 3/27/56)                                 Automotive Group
                                              (2001-present); Market
                                              President (1997-1998),
                                              NationsBank; President &
                                              CEO (1994-1998), Barnett
                                              Bank of the Treasure
                                              Coast, Florida;
                                              Director, ATSF
                                              (2001-present).

                                              PRINCIPAL
                                              OCCUPATION(S)
NAME, ADDRESS & DATE                          OR EMPLOYMENT
OF BIRTH ("DOB")           POSITION HELD      IN THE PAST 5 YEARS
----------------------------------------------------------------------


Russell A. Kimball, Jr.     Director          General Manager,
1160 Gulf Boulevard                           Sheraton Sand Key Resort
Clearwater Beach,                             (1975-present);
FL 34630                                      Director, ATSF (1986-
(DOB 8/17/44)                                 present); Trustee, IDEX
                                              (2002-present); Manager,
                                              Fund B (2002-present).


John R. Kenney(1)           Chairman          Director & Chairman,
P.O. Box 5068                                 ATSF & Fund B; Chairman
Clearwater,                                   & Director, Western
FL 34618                                      Reserve Life Assurance
(DOB 2/8/38)                                  Co. of Ohio (1996-June,
                                              2002); Chairman,
                                              Director and Co-CEO,
                                              Great Companies, L.L.C.;
                                              Manager, Transamerica
                                              Investment Management,
                                              L.L.C.


Larry N. Norman(1)          Director          President & Chairman,
4333 Edgewood Road NE                         Transamerica Life
Cedar Rapids, IA 52499                        Insurance Company;
(DOB 1/8/53)                                  President, AFSG
                                              Securities Corp. (AFSG);
                                              Director,
                                              AEGON/Transamerica Fund
                                              Advisers, Inc. (ATFA);
                                              Director,
                                              AEGON/Transamerica
                                              Investor Services, Inc.
                                              (ATIS); Director,
                                              AEGON/Transamerica Fund
                                              Services, Inc. (ATFS);
                                              Director, ATSF; Manager,
                                              Fund B (2002-present);
                                              Director, TIF (2002-
                                              present); Trustee, IDEX
                                              (2002-present).

                                              PRINCIPAL
                                              OCCUPATION(S)
NAME, ADDRESS & DATE                          OR EMPLOYMENT
OF BIRTH ("DOB")           POSITION HELD      IN THE PAST 5 YEARS
----------------------------------------------------------------------


William W. Short, Jr.       Director          Director, ATSF
6911 Bryan Dairy Road                         (September 2000-
Suite 210                                     present); Trustee, IDEX
Largo, FL 33777                               (1986-present); Manager,
(DOB 2/25/36)                                 Fund B (2002-present);
                                              President and majority
                                              shareholder of Shorts,
                                              Inc.; Chairman of
                                              Southern Apparel
                                              Corporation, S.A.S.C.
                                              Apparel Corporation and
                                              S.A.C. Distributors.

---------------

(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA; Transamerica Investment Management, LLC, the Fund's sub-adviser, ATSF, Fund B, IDEX and TIF, all affiliates of the Fund. Such director received no compensation directly from the Fund.

                                    OFFICERS

BRIAN C. SCOTT
President and Chief Executive Officer

KIM D. DAY
Vice President, Treasurer and
Principal Financial Officer

JOHN K. CARTER
Senior Vice President,
Secretary and General Counsel

WILLIAM T. DAVIS
Vice President,
Investment Manager Oversight and Relations

GAYLE A. MORDEN
Assistant Vice President and Assistant Secretary

TERESA PEPLOWSKI
Assistant Secretary

KATHI WILLIAMS
Assistant Secretary

                        TRANSAMERICA INCOME SHARES, INC.

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports of Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, Transamerica Income Shares solicited a vote at a meeting of shareholders held July 11, 2002 for:

PROPOSAL 1:  Election of eight new directors to the Board.

                                                ABSTENTIONS/
                                                   BROKER
                               FOR    AGAINST    NON-VOTES
------------------------------------------------------------
Peter R. Brown                97.25%   1.09%        1.65%
Daniel Calabria               97.30%   0.92%        1.77%
Janice B. Case                97.40%   0.83%        1.76%
Charles C. Harris             97.19%   1.18%        1.61%
John R. Kenney                97.30%   0.87%        1.82%
Russell A. Kimball, Jr.       97.40%   0.82%        1.76%
William W. Short, Jr.         97.25%   0.90%        1.84%
Leo J. Hill                   97.31%   0.91%        1.76%

PROPOSAL 2: To ratify the Management and Investment Advisory Agreement between the Fund and AEGON/Transamerica Fund Advisers, Inc. (the "Agreement").

                                                ABSTENTIONS/
                                                BROKER NON-
                               FOR    AGAINST      VOTES
------------------------------------------------------------
                              97.22%   0.79%        1.97%

PROPOSAL 3:  To ratify Ernst & Young LLP as independent auditors

                                                ABSTENTIONS/
                                                BROKER NON-
                               FOR    AGAINST      VOTES
------------------------------------------------------------
                              97.67%   0.87%        1.45%

---------------------------------------------------------

INVESTMENT ADVISER
AEGON/Transamerica Fund Advisers, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716-1202

SUB-ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
Mellon Investor Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

CUSTODIAN
Investors Bank & Trust Company

LISTED
New York Stock Exchange
Symbol: TAI
NASDAQ SYMBOL: XTAIX
---------------------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.